APPENDIX 1

TRUST                    SERIES
-----                    ------
Columbia Funds Trust I

                         Columbia High Yield Opportunity Fund
                         Columbia Strategic Income Fund
                         Columbia Tax-Managed Growth Fund
                         Columbia Tax-Managed Growth Fund II
                         Columbia Tax-Managed Value Fund
                         Columbia Tax-Managed Aggressive Growth Fund

Columbia Funds Trust II

                         Columbia Newport Japan Opportunities Fund
                         Columbia Newport Greater China Fund
                         Columbia Money Market Fund

Columbia Funds Trust III

                         Columbia Mid Cap Value Fund
                         Columbia Liberty Fund
                         Columbia Global Equity Fund
                         Columbia Contrarian Income Fund
                         Columbia Intermediate Government Income Fund
                         Columbia Quality Plus Bond Fund
                         Columbia Corporate Bond Fund
                         Columbia Federal Securities Fund

Columbia Funds Trust IV

                         Columbia Tax-Exempt Fund
                         Columbia Tax-Exempt Insured Fund
                         Columbia Utilities Fund
                         Columbia Municipal Money Market Fund

Columbia Funds Trust V

                         Columbia California Tax-Exempt Fund
                         Columbia Connecticut Tax-Exempt Fund
                         Columbia Massachusetts Tax-Exempt Fund
                         Columbia New York Tax-Exempt Fund
                         Columbia Large Company Index Fund
                         Columbia U.S. Treasury Index Fund
                         Columbia Small Company Index Fund
                         Columbia Intermediate Tax-Exempt Bond Fund
                         Columbia Massachusetts Intermediate Municipal Bond Fund
                         Columbia Connecticut Intermediate Municipal Bond Fund
                         Columbia New Jersey Intermediate Municipal Bond Fund
                         Columbia New York Intermediate Municipal Bond Fund

                         Columbia Rhode Island Intermediate Municipal Bond Fund
                         Columbia Florida Intermediate Municipal Bond Fund
                         Columbia Pennsylvania Intermediate Municipal Bond Fund

Columbia Funds Trust VI

                         Columbia Growth & Income Fund
                         Columbia Small Cap Value Fund
                         Columbia Newport Asia Pacific Fund

Columbia Funds Trust VII

                         Columbia Newport Tiger Fund
                         Columbia Europe Fund

By:  ___________________________
     Joseph R. Palombo,
     President of each Trust

COLUMBIA FUNDS DISTRIBUTOR, INC.


By:  ___________________________
     Name:  James Tambone
     Title: Co-President

Dated:  November 1, 2003